SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934






                           Innovasive Devices, Inc.
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                   (State of incorporation or organization)



                  0-28492                                   04-3132641
        (Commission File Number)                         (I.R.S. Employer
                                                        Identification No.)


     734 Forest Street, Marlborough, Massachusetts    01752-3032
        (Address of Principal Executive Offices)      (Zip Code)


Registrant's telephone number, including area code:   (508) 460-8229























Item 5.  Other Events.

      In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Innovasive Devices, Inc. (the "Company") is hereby filing a cautionary statement identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by, or on behalf of, the Company.

Item 7.  Financial Statements and Exhibits.

      (c)  Exhibits.

      Exhibit 99 --                       Cautionary Statement for Purposes of
                                          the "Safe Harbor" Provisions  of the
                                          Private Securities Litigation Reform
                                          Act of 1995.











































                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INNOVASIVE DEVICES, INC.



Date:  July 23, 1996                           By:  /s/ James V. Barrile
                                                    James V. Barrile
                                                    Vice President and Chief
                                                    Financial Officer













































                                 EXHIBIT INDEX


   Exhibit  Document

     99 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.